UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

PTC Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	0-18059	04-2866152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Seaport Boulevard
Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 370-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PTC	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On October 1, 2024, PTC Inc. (“PTC”) and PTC (IFSC) Limited, a subsidiary of PTC, entered into Amendment No. 1 (the “Amendment”) to the Fourth Amended and Restated Credit Agreement dated January 3, 2023 (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders named therein. The Amendment amends the definition of “Springing Maturity Date” to add that the Springing Maturity Date (the date on which all amounts outstanding under the Credit Agreement would accelerate and become due if our 2025 Senior Notes due February 15, 2025 remained outstanding) shall not occur on November 16, 2024 if PTC’s Available Liquidity is greater than or equal to $600,000,000 on such date, and adds a definition of “Available Liquidity” for the purposes of the calculation. “Available Liquidity” is defined as cash and Cash Equivalent Investments, readily-marketable securities, and Available Revolving Commitments under the Credit Agreement. All capitalized terms used herein without definition have the meanings assigned in the Credit Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 to the Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1

Amendment No. 1 dated October 1, 2024 to the Fourth Amended and Restated Credit Agreement dated January 3, 2023 by and among PTC Inc., PTC (IFSC) Limited, JPMorgan Chase Bank N.A., as administrative agent, and the Lenders named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PTC Inc.

Date:	7 October 2024	By:	/s/Kristian Talvitie
Kristian Talvitie Executive Vice President, Chief Financial Officer